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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934




       DATE OF REPORT (Date of earliest event reported): November 16, 1999


                             WINDSTAR RESOURCES, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          ARIZONA                  333-3074            37-1356503
          -------                  --------            ----------
(State or other jurisdiction      (Commission         (IRS Employer
      of Incorporation)           File Number)      Identification No.)



  528 Fon du Lac Drive, East Peoria, Illinois            61611
  -------------------------------------------           ---------
   (Address of principal executive offices)            (Zip code)


                                 (309) 699-8725
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT. The information set forth below under
"Item 2. Acquisition or Disposition of Assets" is incorporated herein by reference.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On November 17, 1999 ("Closing Date"), pursuant to an Acquisition Agreement dated November 17, 1999 by and between the Registrant and NEXLAND, INC, a Florida corporation ("NEXL") based in Aventura, Florida, BH Investors Group LLC, High-Speed Venture LLC, Fast-Access Group LLC, Andre Chouraqui, Broadband Investor Group LLC and Kluger, Peretz, Kaplan and Berlin, P.A. ("KPKB"), (collectively the "Shareholders"), the Shareholders owning 100% of all outstanding shares of NEXL ("NEXL Stock"), exchanged their NEXL Stock for 29,500,000 "restricted" common shares of the Registrant ("Registrant's Shares"). In addition to the exchange of shares, NEXL paid Registrant $25,000 to retire partial creditor debt. The consideration for the acquisition of NEXL was determined through negotiations between the management of NEXL and the Registrant.

         On the Closing Date, Fred R. Schmid resigned as President, Chief Executive Officer and a director of the Registrant, Dale Runyon resigned as Board Chairman, Allan Hubbard resigned as director and Robert Brown resigned as director. Richard Steeves resigned as treasurer but has stayed on as director and secretary of Registrant. All Registrant's employees have agreed to terminate any employment agreements between them and the Registrant, and to waive all claims against the Registrant, including but not limited to any rights to receive any and all severance benefits for stock, outstanding fees and claims for past salaries or claims for issuance of the stock of the Registrant upon any subsequent termination of employment; provided, however, that the Registrant has agreed to retire $274,442 outstanding liabilities by registering 274,442 common shares and paying the liabilities at a rate of $1.00 per share. These liabilities include $136,422 in past salary due to Mr. Schmid. An additional 107,751 restricted shares will be used to retire other liabilities.

         Immediately following the resignations, Gregory S. Levine became a member of the Board of Directors of the Registrant. On the Closing Date, the Board of Directors of the Registrant elected Gregory S. Levine as President of the Registrant.

         At the date of Closing, Registrant had 50,000,000 par value $0.0001 common shares authorized and 4,212,530 common shares outstanding. Ten million (10,000,000) shares of preferred stock are issued with none outstanding. The Registrant also has issued and outstanding 1,541,558 Class A warrants, 1,600,000 Class B Warrants and options to purchase 320,000 shares of its common stock.

         As a result, after the acquisition of the Registrant, there are a total of 33,712,530 Registrant's shares outstanding of which the Shareholders will own 88% of the outstanding shares. The net effect of the transaction adjusts only the shares outstanding. As a result of this transaction, the NEXL Shareholders will have control of the Registrant, accordingly, the transaction is to be accounted for as a reverse acquisition whereby NEXL is deemed the acquirer.


                                        2

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         A reverse acquisition transaction with NEXL, a closely held, private company would permit NEXL to become a public company using Registrant as a means of achieving this goal. The reverse acquisition company candidate in that case would have the major stock and control position in the company and all current shareholders' stock position in the Registrant would be significantly diluted. Since NEXL is not a gold mining company the Registrant's activities will move in another direction, away from mining. NEXL is a hardware manufacturer in the internet sharing and security business. NEXL manufactures Internet Sharing Boxes
(ISBs) that enable any entity with an ethernet network to cost effectively share secure Internet access and e-mail across that network.

         NEXL will assume management responsibilities for the Registrant, replace the existing board of directors with interim members until the annual shareholders meeting, at which time shareholders can elect the candidates, obtain a new trading symbol for the Company's stock, and be fully responsible for continuing to file the necessary quarterly and annual reports to the Securities and Exchange Commission, in order to maintain the Company's OTC-BB listing as a public company. In addition, the Registrant intends to change its name to Nexland, Inc.

ITEM 5. OTHER EVENTS. Pursuant to the terms of the Acquisition Agreement dated November 17, 1999, Fred R. Schmid, Inc.("Schmid Inc."), a company owned by the Registrant's former president and director, entered into a two (2) year consulting agreement effective November 16, 1999. The consulting agreement is subject to renewal for two successive terms unless either party gives the other timely notice of termination. Schmid Inc.'s compensation shall be five thousand (5,000) common shares of the Registrant per month of service. The Registrant has agreed to register such shares on Form S-8, or such other form as may be appropriate. In addition, Fred R. Schmid will act as a non-voting advisor to the Registrant's Board of Directors for a period of three (3) years from the Closing Date. A copy of the consulting agreement is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Financial statements required to be filed by this item will be filed by amendment no later than sixty (60) days from the Closing Date.

          The Acquisition Agreement and exhibits (including the Fred R. Schmid consulting agreement) and Press release announcing the merger, have been filed as exhibits to this Form 8- K, and are incorporated herein by reference. The descriptions of the Registrant's merger of NEXL herein do not purport to be complete and are qualified in their entirety by the provisions of the Acquisition Agreement and exhibits.

                                       3

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                                   SIGNATURES



         PURSUANT TO THE TERMS OF THE Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     WINDSTAR RESOURCES, INC.


Date: December 2, 1999                              /s/ Gregory S. Levine
                                                    ----------------------------
                                                    GREGORY S. LEVINE, President

                                        4


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                                                                     EXHIBIT 1.1

PAYMENT SCHEDULE AT TIME OF CLOSING: November 17, 1999

The following accounts will be paid from the $25,000 released from escrow at
Closing:


                                                       Amount

             Accrued Payroll Tax                     $ 1,925.00
             Conrad C. Lysiak, Esq.                   12,032.66
             Fennamore Craig, Esq.                       422.53
             Fred R. Schmid (Accrued Exp. & Int)       1,063.69
             Jersey Transfer & Trust Co.               1,765.00
             RGS Services (Notes & Int.)               1,700.55
             Robert Moe (Note & Int.)                  2,390.80
             Williams & Webster                        1,600.00
             Getzwell Mining (Note & Int.)               456.00
             RFS Mining (Int on Note)                  1,540.52
             Misc. postage, stamps                       103.25

                                                      ---------
                                                     $25,000.00



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SCHEDULE 5.6

PROPERTY (Real or Personal) OWNED BY NEXL

SEE ATTACHED:

                                  Schedule 5.6


Int. Cl.: 9
Prior U.S. Cls.: 21, 23, 26, 36, and 38                      Reg. No. 2,252,464
United States Patent and Trademark Office              Registered June 15, 1999
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                                    TRADEMARK
                               PRINCIPAL REGISTER

                                     NEXLAND

NEXLAND, INC. (FLORIDA CORPORATION)
P.O. BOX 9096
DAYTONA BEACH, FL 32120

         FOR: COMPUTERS AND DATA PROCESSING EQUIPMENT, NAMELY, AN ADAPTOR FOR CONNECTING MULTIPLE USERS ON A LOCAL AREA NETWORK TO A SINGLE CONNECTION PROVIDING SUCH USERS SIMULTANEOUS AND INDEPENDENT ACCESS TO A GLOBAL NETWORK OF COMPUTER DATA-BASES, IN CLASS 9, (U.S. CLS.: 21, 23, 26, 36 AND 38).
         FIRST USE 12-0-1994; IN COMMERCE 11-14-1997.

         SER. NO. 75-302.068, FILED 5-28-1997.

JENNIFER KRISP, EXAMINING ATTORNEY


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                                  Schedule 5.6

Int. Cl.: 9
Prior U.S. Cls.: 21, 23, 26, 36, and 38                      Reg. No. 2,264,017
United States Patent and Trademark Office              Registered July 27, 1999
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                                    TRADEMARK
                               PRINCIPAL REGISTER

                            THE INTERNET SHARING BOX

NEXLAND, INC. (FLORIDA CORPORATION)
P.O. BOX 9096
DAYTONA BEACH, FL 32120

         FOR: COMPUTERS AND DATA PROCESSING EQUIPMENT, NAMELY, AN ADAPTOR FOR CONNECTING MULTIPLE USERS ON A LOCAL AREA NETWORK TO A SINGLE CONNECTION PROVIDING SUCH USERS SIMULTANEOUS AND INDEPENDENT ACCESS TO A GLOBAL NETWORK OF COMPUTER DATA-BASES, IN CLASS 9, (U.S. CLS.: 21, 23, 26, 36 AND 38).
         FIRST USE 5-0-1997; IN COMMERCE 11-14-1997.
         NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "INTERNET", APART FROM THE MARK AS SHOWN.

         SER. NO. 75-295.196, FILED 5-28-1997.

JENNIFER KRISP, EXAMINING ATTORNEY